                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):
February 15, 1996


                              ABS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                 0-9556                  34-0074580
(State or other           (Commission              (IRS Employer
 jurisdiction of           File No.)                Identification No.)
 incorporation)


Interstate Square I, Suite 300, Willoughby, Ohio  44094
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (216) 946-2274

                         None
(Former name or former address, if changed since last report)

Item 5.  Other Events

          On February 15, 1996, ABS Industries, Inc. (the "Company") issued a press release which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

                 (c)      Exhibits.

                          99.1             Press release of the Company, dated
February 15, 1996.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ABS INDUSTRIES, INC.



                                              By:      /s/ William J. McCarthy
                                                       -----------------------
                                              Name:    William J. McCarthy
                                              Title:   President and
                                                       Chief Executive Officer

                                 EXHIBIT INDEX


Number                    Subject Matter
------                    --------------
99.1                      Press release of the Company, dated February 15, 1996.